                     OPPENHEIMER MULTISECTOR INCOME TRUST
                   Supplement dated November 9. 2002 to the
         Statement of Additional Information dated February 28, 2002

The Statement of Additional Information is changed as follows:

All references to the Bank of New York, 48 Wall Street, New York, New York
are changed to JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, New
York   11245.

November 9, 2002                                              PX0680.003